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                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is effective as of June 17, 1996 (the "Effective Date"), by and between Advance ParadigM, Inc. (the "Company") and Ernest Buys (the "Employee").

     WHEREAS, the Company and Employee desire to enter into this Agreement pursuant to which the Company will employ Employee in the capacity, for the period and on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. EMPLOYMENT AND DUTIES. The Company hereby employs Employee, and Employee hereby accepts such employment, in the capacity of Chief Operating Officer of Advance ParadigM Data Services, Inc., the Company's wholly owned subsidiary, and, effective December 1, 1996, as Chief Information Officer of the Company, to act in accordance with the terms and conditions hereinafter set forth. During the term of this Agreement, Employee agrees that this position will be his full-time employment, except as set forth in the Noninterference Agreement dated as of June 17, 1994, by and between the parties hereto (the "Noninterference Agreement"), and that he will devote his reasonable best efforts and all of his business time, attention and skills to the successful continuation of the business heretofore conducted by the Company and that he will perform such duties, functions, responsibilities and authority, as are commensurate with the position of Chief Operating Officer, in connection with the foregoing as are from time to time delegated to Employee by the Board of Directors of the Company.

     2. TERM. The employment of Employee shall commence on the Effective Date and shall end on the third anniversary thereof (the "Term").

     3. COMPENSATION. In consideration of the services to be rendered by Employee to the Company hereunder, the Company hereby agrees to pay or otherwise provide Employee the following compensation and benefits, it being understood that the Company shall have the right to deduct therefrom all taxes which may be required to be deducted or withheld therefrom under any provision of applicable law (including but not limited to Social Security payments, income tax withholding and other required deductions now in effect or which may become effective by law any time during the Term):

          (a) SALARY. Employee shall receive an annual salary of One Hundred Fifty Thousand Dollars ($150,000), with such increases therein as may be determined by the Board from time to time in its sole discretion ("Base Salary"), to be paid in biweekly installments in accordance with the Company's salary payment practices in effect from time to time for senior managers of the Company.

          (b) BENEFIT PLANS. Employee shall be entitled to participate in any health, accident, disability and life insurance programs, and any other fringe benefit program (includinga 401(k) savings plan), which the Company may adopt and implement for the benefit of the Company's employees.

          (c) FRINGE BENEFITS. The Company shall provide Employee with the fringe benefits listed on Exhibit "A" attached hereto.

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          (d)  EXPENSES.  Employee shall be entitled to receive reimbursement for all reasonable expenses incurred by him in connection with the fulfillment of his duties hereunder;

PROVIDED, HOWEVER, that Employee has complied with all policies and procedures relating to the reimbursement of such expenses as shall, from time to time, be established by the Company.

          (e) VACATION AND SICK LEAVE. During the Term of employment, Employee shall be permitted to take vacations with such frequency and of such duration as are consistent with the executive vacation policies of the Company in effect on the date of this Agreement so long as the absence of Employee does not interfere in any material respect with the performance by Employee of Employee's duties hereunder. Employee shall also be entitled to sick leave according to the sick leave policy which the Company may adopt from time to time.

     4.   TERMINATION.

          (a) DEATH OR DISABILITY. This Agreement shall terminate automatically upon the Employee's death. If the Company determines in good faith that the Disability of the Employee has occurred (pursuant to the definition of "Disability" set forth below), it may give to the Employee written notice of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" means disability which, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

          (b) CAUSE. The Company may terminate the Employee's employment for "Cause." For purposes of this Agreement, "Cause" means:

               (i) an act or acts of personal dishonesty taken by the Employee at the expense of the Company,

               (ii) a material violation or repeated violations by the Employee of the Employee's obligations under Section 1 of this Agreement which are demonstrably willful or deliberate on the Employee's part, or

               (iii) the conviction of the Employee of a felony or misdemeanor that adversely affects the Company's business, reputation or standing in the community.

          (c) NOTICE OF TERMINATION. Any termination by the Company for Cause shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 9 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which

               (i) indicates the specific termination provision in this Agreement relied upon,

               (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated, and

               (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice).

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          (d)  DATE OF TERMINATION.  "Date of Termination" means the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; PROVIDED, HOWEVER, that

               (i) if the Employee's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination, and

               (ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

     5.   OBLIGATIONS OF THE COMPANY UPON TERMINATION.

          (a) DEATH. If the Employee's employment is terminated by reason of the Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose

               (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination or, if higher, at the highest rate in effect at any time from the 90-day period preceding the Effective Date through the Date of Termination (the "Highest Base Salary"), and

               (ii) the product of any bonus or incentive plan paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and

               (iii) any compensation previously deferred by the Employee (together with any accrued interest thereon) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (ii) and (iii) are hereinafter referred to as "Accrued Obligations").

          All such Accrued Obligations shall be paid to the employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to surviving families of employees of the Company under such plans, programs, practices and policies relating to family death benefits, if any, in effect at the time of Employee's death.

          (b) DISABILITY. If the Employee's employment is terminated by reason of the Employee's Disability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable of those provided by the Company to disabled employees or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in accordance with the most favorable plans, programs, practices and policies of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the employee and the Employee's family, as in effect at any time thereafter with respect to other key employees of the Company and their families.

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          (c)  CAUSE.  If the Employee's employment shall be terminated for
Cause, the Company's obligations to the Employee shall terminate other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (together with accrued interest thereon).

          (D) OTHER THAN FOR CAUSE OR DISABILITY. If, during the Term, the Company shall terminate the Employee's employment other than for Cause, Disability, or death, the Company shall continue in accordance with the Company's normal payroll procedures to pay Employee his Highest Base Salary for a period of six (6) months from the Date of Termination or for the remaining term of this Agreement, whichever period is shorter (the "Severance Period"). In addition, upon such termination Employee shall receive (a) an amount that equals the product of (i) the bonus paid to Employee for the last fiscal year and (ii) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination and the denominator of which is 365; (b) any compensation previously deferred by Employee (together with any accrued interest thereon) and not yet paid by the Company; and (c) any accrued vacation pay not yet paid by the Company. Any amounts payable to Employee under this Section 5(d) shall be reduced and offset by the amount of any compensation received by Employee for other employment during the Severance Period. During the Severance Period, Employee shall use his best efforts to find employment consistent with the covenants of Employee in the Noninterference Agreement and Sections 7 and 8 hereof. During the Severance Period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Employee and the Employee's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(c) of this Agreement if the Employee's employment had not been terminated or provide continuation coverage as set forth under Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, at the option of the Board of Directors of the Company.

     6. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company and for which the Employee may qualify. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program.

     7. NONINTERFERENCE AGREEMENT. The terms and conditions of the Noninterference Agreement entered into of even date herewith should be incorporated herein and made part hereof by this reference. Employee and the Company agree that the Company would suffer irreparable harm and incur substantial damage if Employee were to breach the Noninterference Agreement.

     8. CONFIDENTIALITY. For purposes of this Agreement, "Confidential Information and Trade Secrets" shall mean all information, ideas, know how, trade secrets, processes, computer code generated or developed, software or programs and related documentation, methods, practices, fabricated techniques, technical plans, customer lists, pricing techniques, marketing plans, financial information and all other compilations of information which relate to the Business of, and are owned by, the Company, which were not known generally to others engaged in the Business of the Company and which the Company has taken affirmative actions to protect from public disclosure or which do not exist in the public domain. Employee acknowledges that, during his term of employment with the Company, he shall have access to and become familiar with Confidential Information and Trade Secrets that are owned by the Company. Employee shall not use, in any way, or disclose any of the Confidential Information and Trade Secrets, directly or indirectly, either during the term of his employment or at anytime thereafter, except as required in the course of his employment. All computer code, programs, files, records, documents, information, data and similar items and documentation relating to the Business of the Company, whether prepared by Employee or otherwise, coming into Employee's possession, shall

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remain the exclusive property of the Company unless owned by Employee.  The obligations of this Section 8 are continuous and shall survive the termination of Employee's employment with the Company.

     9. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and deemed to have been given when delivered in person or whendispatched by telegram or electronic facsimile transfer (confirmed in writing by mail, registered or certified, return receipt requested, postage prepaid, simultaneously dispatched) to the addressees at the addresses specified below.

     IF TO EMPLOYEE:     Mr. Ernest Buys
                         4649 Hinton Drive
                         Plano, Texas 75024

     IF TO THE COMPANY:  545 E. John Carpenter Freeway
                         Suite 1900
                         Irving, Texas  75062
                         Attention:  Jon Halbert
                         Phone No.:  (214) 830-6199
                         Fax No.:  (214) 830-6196

or to such other address or fax number as either party may from time to time designate in writing to the other.

     10. ENTIRE AGREEMENT. Subject to Section 7 hereof, this Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings, whether oral or written, with respect to the same. No modification, alteration, amendment or recision of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the parties hereto.

     11. GOVERNING LAW. This Agreement and the rights and duties of the parties hereunder shall be governed by, construed under and enforced in accordance with the laws of the State of Texas.

     12. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Subject to the prior written consent of Employee, the rights, duties and obligations under this Agreement are assignable by the Company to a successor of all or substantially all of the business or assets of the Company. The rights, duties and obligations of Employee under this Agreement shall not be assignable.

     13. SEVERABILITY. The parties hereto further agree that if at any time it shall be determined that the restrictions contained in Section 7 or 8 are unreasonable as to time or area, or both, by any court of competent jurisdiction, the Company shall be entitled to enforce this Agreement for such period of time and within such area as may be determined to be reasonable by such court and the court shall have the authority to construe reform and enforce the terms of this Agreement for the benefit of the Company to the maximum extent possible. It is the intent of the parties hereto that the provisions hereof be enforceable to the fullest extent permitted by applicable law. This Agreement may be enforced by the Company or any of its affiliates engaged in the Business.

     14. SURVIVAL. No termination of Employee's employment by any of the parties hereto shall reduce or terminate Employee's covenants and agreements in the Noninterference Agreement and Section 7 and 8 hereof.

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     15.  REMEDIES.  Employee and the Company recognize that the services to be rendered under this Agreement by Employee are special, unique, and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of the Noninterference Agreement and Sections 7 and 8 hereof, the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach thereof or to enforce the specific performance thereof by Employee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       ADVANCE PARADIGM, INC.

                                       By:  /s/  Jon S. Halbert
                                         ------------------------------------
                                            Jon S. Halbert
                                            Executive Vice President


                                       EMPLOYEE


                                         /s/ Ernest Buys
                                         ------------------------------------
                                         Ernest Buys






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                                  EXHIBIT "A"

                                FRINGE BENEFITS


1. INCENTIVE PLAN. The Employee shall be entitled to participate in the annual executive incentive compensation plan. Subject to the discretion of the Board of Directors of the Company or APS, the potential payout to the Employee, if any, will be a subjective amount payable annually

2. CAR ALLOWANCE. Employee shall be provided a $500 per month car allowance. At year end, the value of this benefit will be reported as required by the IRS regulations on Employee's Form W-2.





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